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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 20, 2001
                                                          ---------------


                           PENN NATIONAL GAMING, INC.
                 (Exact Name of Registrant Specified in Charter)



       Pennsylvania                   0-24206                23-2234473
   ---------------------        -------------------      --------------
      (State or Other            (Commission File         (I.R.S. Employer
      Jurisdiction of                 Number)            Identification No.)
      Incorporation)



        825 Berkshire Boulevard
             Wyomissing, PA                               19610
----------------------------------------             ----------------
(Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (610) 373-2400
                                                           ---------------


                                 Not Applicable
                            ------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9. REGULATION FD DISCLOSURE

As previously disclosed in our filings under the Securities Exchange Act of 1934, as amended, in 1997 we acquired our Charles Town Races property in Charles Town, West Virginia, by exercising an option held by Showboat Development Company, now a wholly-owned subsidiary of Harrah's Entertainment, Inc. In return for assigning the option, Showboat retained the right to operate a casino at the Charles Town Races property in return for a management fee, to be negotiated at the time of exercise, based on reasonable rates for similar properties. The express terms of the Showboat option do not specify what activities at Charles Town Races would constitute operation of a casino. As previously disclosed, we believe that our installation and operation of video lottery terminals linked to the West Virginia Lottery at the Charles Town Races facility does not constitute the operation of a casino under the Showboat option or under West Virginia law and therefore does not trigger Showboat's right to exercise the Showboat option. The rights under the Showboat option extend until November 2001.

On August 20, 2001, we were served with a lawsuit brought by Showboat Development Company against us and certain other parties related to the Charles Town Races property. The suit alleges, among other things, that our operation of coin-out video lottery terminals at the facility constitutes the operation of a casino, thereby triggering Showboat's option. The suit also alleges that our March 2000 acquisition of the 11% minority interest in Charles Town Races from BDC Group, our former joint venture partner, was made in violation of a right of first refusal that Showboat holds from BDC covering the sale of any interest in any casino at Charles Town Races.

We believe that each of Showboat's claims is without merit, and we intend to vigorously defend ourselves against them.

                                  * * * * * * *

In addition to historical facts or statements of current condition, this document contains forward-looking statements regarding the Showboat litigation filed against us, the merit of such claims and the impact of a judgment against us. You may identify some of these forward-looking statements by the use of the words "intend" or "believe." Given these risks and uncertainties inherent in litigation, the forward-looking statements in this document may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. Furthermore, unless required by law, we do not intend to update publicly any forward-looking statements. The cautionary advice in this paragraph is permitted by the Private Securities Litigation Reform Act of 1995.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PENN NATIONAL GAMING, INC.
                                               (Registrant)


                                         By  /s/ JOSEPH A. LASHINGER, JR.
                                            ----------------------------------
                                            Joseph A. Lashinger, Jr.
                                            Vice President and General Counsel


Dated: August 23, 2001